Exhibit 99.1

Wesco Aircraft Announces Retirement of Chief Financial Officer

VALENCIA, Calif., June 8, 2017 — Wesco Aircraft Holdings, Inc. (NYSE: WAIR), the world’s leading provider of comprehensive supply chain management services to the global aerospace industry, today announced that Richard J. Weller, executive vice president and chief financial officer, has informed the company of his intention to retire.

Mr. Weller is expected to continue to serve as the company’s chief financial officer and remain an officer of the company until a successor is found to ensure an orderly transition. Wesco Aircraft has retained a leading executive search firm to assist with the appointment of a new chief financial officer.

Todd Renehan, chief executive officer, said, “On behalf of the board, I would like to thank Rick for his service to Wesco. He instilled greater discipline in our financial processes, helped complete the integration of Haas Group International and led financing activities that included the October 2016 refinancing of the company’s senior secured term loan A and revolving credit facilities. We wish Rick well as he transitions into retirement.”

Mr. Weller has served as executive vice president and chief financial officer since joining Wesco Aircraft in May 2015. Prior to his position at Wesco, Mr. Weller was vice president and corporate controller at Ingersoll-Rand plc. His career also includes leadership roles at Textron Inc., Litton Data Systems/Northrop Grumman Corporation and Aviall, Inc.

About Wesco Aircraft

Wesco Aircraft is the world’s leading distributor and provider of comprehensive supply chain management services to the global aerospace industry, based on annual sales. The company’s services range from traditional distribution to the management of supplier relationships, quality assurance, kitting, just-in-time delivery and point-of-use inventory management. The company believes it offers one of the world’s broadest portfolios of aerospace products, including C-class hardware, chemical and electrical and comprised of more than 565,000 active SKUs.

To learn more about Wesco Aircraft, visit our website at www.wescoair.com. Follow Wesco Aircraft on LinkedIn at https://www.linkedin.com/company/wesco-aircraft-corp.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events and are subject to risks and uncertainties. The forward-looking statements, which address the company’s expected business and financial performance and financial condition, among other matters, contain words such as: “continue,” “expect,” “intention,” “remain” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the company’s control. Therefore, the reader should not place undue reliance on such statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected business outcomes and growth. Although the company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the company relies; the company’s ability to effectively compete in its industry; the company’s ability to effectively manage its inventory; the company’s suppliers’ ability to provide it with the products the company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the company’s ability to maintain effective information technology systems; the company’s ability to retain key personnel; risks associated with the company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive. The reader should carefully consider the foregoing factors and the other risks and uncertainties that affect the company’s business, including those described in Wesco Aircraft’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. These or other uncertainties may cause the company’s actual future results to be materially different than those expressed in any forward-looking statements. The company undertakes no obligation to update or revise any forward-looking statements.

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Contact Information

Jeff Misakian

Vice President, Investor Relations

661-362-6847

Jeff.Misakian@wescoair.com